                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    AMENDMENT NO. 1 TO FORM 8-K ON FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 18, 2000

                         PentaStar Communications, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)
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
   Delaware                                0-27709                        84-1502003
   ----------------------------------------------------------------------------------
   (State or other jurisdiction    (Commission File Number)           (IRS Employer
   of incorporation)                                                Identification No.)
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             1522 Blake Street, Denver CO                      80202
             -------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (303) 825-4400

                                      None
                                     ------
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired.

               Audited Combined Financial Statements of US TeleCenters, Inc. and Vermont Network Services Corp. for the years ended December 31, 1999 and 1998 together with report of independent public accountants are attached as Exhibit 99.1.

     (b) Pro forma financial information.

               Unaudited Pro Forma Condensed Combined Financial Information for PentaStar Communications, Inc. and Subsidiaries including Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1999, Unaudited Pro Forma Condensed Combined Statements of Operations for the years ended December 31, 1999 and 1998 and Notes to Unaudited Pro Forma Condensed Combined Financial Information are attached as Exhibit 99.2.

     (c) Exhibits.

         99.1 Audited Combined Financial Statements of US TeleCenters, Inc. and Vermont Network Services Corp. for the years ended December 31, 1999 and 1998 together with report of independent public accountants.

         99.2 Unaudited Pro Forma Condensed Combined Financial Information for PentaStar Communications, Inc. and Subsidiaries including Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1999, Unaudited Pro Forma Condensed Combined Statements of Operations for the years ended December 31, 1999 and 1998 and Notes to Unaudited Pro Forma Condensed Combined Financial Information.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2000                      PENTASTAR COMMUNICATIONS, INC.

                                                 By: /s/ David L. Dunham
                                                    --------------------
                                                         David L. Dunham
                                                 Chief Financial Officer



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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Audited Combined Financial Statements of US TeleCenters, Inc.
                  and Vermont Network Services Corp. for the years ended
                  December 31, 1999 and 1998 together with report of independent public accountants.

99.2 Unaudited Pro Forma Condensed Combined Financial Information for PentaStar Communications, Inc. and Subsidiaries including Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1999, Unaudited Pro Forma Condensed Combined Statements of Operations for the years ended December 31, 1999 and 1998 and Notes to Unaudited Pro Forma Condensed Combined Financial Information.
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